UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2

Accelerate Diagnostics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ACCELERATE DIAGNOSTICS, INC.

3950 South Country Club, Suite 470

Tucson, Arizona 85714

(520) 365-3100

April 5, 2018

To the Shareholders of Accelerate Diagnostics, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), which will be held at 8:00 a.m., local time, on Thursday, May 3, 2018, at the Herbert K. Abrams Public Health Center, 4th Floor, 3950 South Country Club Road, Tucson, Arizona 85714 for the following purposes:

1	to elect the following eight persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors have been elected and qualified: Thomas D. Brown, Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D., Frank J.M. ten Brink and Charles Watts, M.D.;

2	to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018; and

3	to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

The accompanying Notice and Proxy Statement describe these matters in more detail. Also enclosed with the Notice and Proxy Statement is our combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2017 (including the audited financial statements contained therein). We urge you to read this information carefully. In addition to the business to be transacted as described above, management will speak on our recent developments and respond to comments and questions of general interest to shareholders.

It is important that your shares be represented and voted whether or not you plan to attend the meeting in person. Accordingly, the Company’s Board of Directors is soliciting your proxy. You may vote on the Internet, by telephone or by completing and mailing the enclosed proxy card or the form forwarded by your bank, broker or other holder of record. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the meeting. Voting on the Internet or by telephone may not be available to all shareholders. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options.

On behalf of the Board of Directors, I would like to express our appreciation for your support of the Company.

Sincerely,

/s/ Lawrence Mehren

Lawrence Mehren
President and Chief Executive Officer

ACCELERATE DIAGNOSTICS, INC.

3950 South Country Club, Suite 470

Tucson, Arizona 85714

(520) 365-3100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Thursday, May 3, 2018

To the Shareholders of Accelerate Diagnostics, Inc.:

Notice is hereby given that the 2018 Annual Meeting (the “Annual Meeting”) of the shareholders (the “Shareholders”) of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), will be held at 8:00 a.m., local time, on Thursday, May 3, 2018, at the Herbert K. Abrams Public Health Center, 4th Floor, 3950 South Country Club Road, Tucson, Arizona 85714, and any continuations, postponements or adjournments thereof, for the following purposes:

1	to elect the following eight persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors have been elected and qualified: Thomas D. Brown, Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D., Frank J.M. ten Brink and Charles Watts, M.D.;

2	to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018; and

3	to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We are not aware of any other business to be considered at the Annual Meeting.

The Company’s Board of Directors has fixed the close of business on March 14, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and at any continuation, postponement or adjournment thereof. There were 55,793,022 shares of the Company’s common stock issued and outstanding as of the record date, each of which entitles the holder thereof to one vote at the Annual Meeting. Your proxy is being solicited by the Board of Directors.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, MAY 3, 2018:

The Notice of Annual Meeting of Shareholders, Proxy Statement for the Annual Meeting and combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2017 are available at https://materials.proxyvote.com/00430H.

By Order of the Board of Directors,

/s/ Lawrence Mehren

Lawrence Mehren
President and Chief Executive Officer

Tucson, Arizona

April 5, 2018

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. YOU ALSO MAY VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON YOUR PROXY CARD.

EVEN IF YOU HAVE PROVIDED US WITH YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

ACCELERATE DIAGNOSTICS, INC.

3950 South Country Club, Suite 470

Tucson, Arizona 85714

(520) 365-3100

PROXY STATEMENT

Dated April 5, 2018

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 3, 2018

GENERAL

This Proxy Statement is being furnished to the shareholders of Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), as of March 14, 2018 (the “Shareholders”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) from the Shareholders for use at the Annual Meeting of Shareholders for the year ended December 31, 2017, to be held at 8:00 a.m., local time, on Thursday, May 3, 2018, at the Herbert K. Abrams Public Health Center, 4th Floor, 3950 South Country Club Road, Tucson, Arizona 85714, and any continuations, postponements or adjournments thereof (the “Annual Meeting”). This Proxy Statement and the accompanying Notice and proxy card are first being mailed to Shareholders on or about April 5, 2018.

INFORMATION ABOUT THE ANNUAL MEETING

When and where is the Annual Meeting?

The Annual Meeting will be held at 8:00 a.m., local time, on Thursday, May 3, 2018, at the Herbert K. Abrams Public Health Center, 4th Floor, 3950 South Country Club Road, Tucson, Arizona 85714.

What is being considered at the Annual Meeting?

At the Annual Meeting, our Shareholders will be acting on the following proposals:

1	to elect the following eight persons to serve as directors of the Company until the next Annual Meeting of Shareholders and thereafter until their successors have been elected and qualified: Thomas D. Brown, Lawrence Mehren, Mark C. Miller, John Patience, Jack Schuler, Matthew W. Strobeck, Ph.D., Frank J.M. ten Brink and Charles Watts, M.D.;

2	to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2018; and

3	to transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

In addition, our management will report on our progress and respond to your questions.

Who is entitled to vote at the Annual Meeting?

You may vote at the Annual Meeting if you owned shares of the Company’s common stock (“Common Stock”) as of the close of business on the record date for the Annual Meeting, which was March 14, 2018. You are entitled to one vote for each share of Common Stock that you held as of the record date.

How many shares are eligible to be voted at the Annual Meeting?

There were 55,793,022 shares of Common Stock issued and outstanding as of the record date (close of business on March 14, 2018), each of which entitles the holder thereof to one vote at the Annual Meeting.

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How do I vote?

You can vote in the following ways:

•	by attending the Annual Meeting and voting in person;
•	over the Internet or by telephone using the instructions on the enclosed proxy card;
•	by completing, signing, dating and returning the enclosed proxy card (applicable only to shareholders of record); or
•	by following the instructions on the voting instruction form (applicable only to beneficial holders of shares of Common Stock held in “street name”).

What if I return my proxy card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted in accordance with the Board’s recommendations, which are as follows:

•	FOR election of the eight director nominees; and
•	FOR ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy or attend the Annual Meeting and vote in person.

Your shares may be voted under certain circumstances if they are held in “street name.” Brokerage firms generally have the authority to vote customers’ un-voted shares on certain “routine” matters. With the sole exception of the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018, no matters submitted for shareholder approval herein are “routine” matters. When a brokerage firm votes its customers’ un-voted shares, these shares are counted for purposes of establishing a quorum. At our Annual Meeting these shares will be counted as voted by the brokerage firm with respect to ratifying the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

How do I vote if I hold shares registered in the name of a broker or bank?

If, on the record date (March 14, 2018), your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and a Notice of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the Annual Meeting. If you want to attend and vote at the Annual Meeting, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement showing ownership as of March 14, 2018, a copy of the voting instruction card provided by your broker or other agent, or other similar evidence of ownership. Whether or not you plan to attend the Annual Meeting, we urge you to provide voting instructions to your broker or other agent in advance of the Annual Meeting to ensure your vote is counted. Your broker or other agent will furnish you with additional information regarding the submission of such voting instructions.

Can I change my mind after I return my proxy?

Yes. You may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting. If you are a shareholder of record, you can do this by giving written notice to the corporate secretary, by submitting another proxy with a later date, or by attending the Annual Meeting and voting in person. If you hold your shares in “street name,” you should consult with your bank, broker or other nominee regarding the procedures for changing your voting instructions.

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How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by mail or the other methods described in these materials. In order for us to conduct business at the Annual Meeting, one third (1/3) of the shares of Common Stock entitled to vote as of the record date must be present in person or by proxy at the Annual Meeting. This is referred to as a quorum. In order to ensure that there is a quorum, it may be necessary for certain directors, officers, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile or in person. These persons will receive no extra compensation for their services.

If a quorum is not present, then either the Chairman of the Annual Meeting or the Shareholders may adjourn the meeting until a later time. Abstentions and “broker non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received voting instructions from the beneficial owner.

What vote is required to approve each item of business to be considered at the Annual Meeting?

Election of Directors. Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The eight persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders may not cumulate votes in the election of directors.

Pursuant to rules approved by the Securities and Exchange Commission (the “SEC”) brokers are not entitled to use their discretion to vote uninstructed proxies in, among other things, uncontested director elections. In other words, if your shares are held by your broker in “street name” and you do not provide your broker with instructions about how your shares should be voted in connection with this proposal, your shares will not be voted and a “broker non-vote” will result. Therefore, if you desire that your shares be voted in connection with the election of the Board, it is imperative that you provide your broker with voting instructions. If your shares are held by your broker in “street name,” you will receive a voting instruction form from your broker or the broker’s agent asking you how your shares should be voted. Please complete the form and return it in the envelope provided by the broker or agent.

Ratification of Independent Registered Public Accounting Firm. The ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent registered public accounting firm.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Annual Meeting, your signed proxy card gives authority to the proxy holder(s) to vote on those matters at their discretion.

Can I dissent or exercise rights of appraisal?

Under Delaware law, shareholders are not entitled to dissenters’ rights in connection with any of the proposals to be presented at the Annual Meeting or to demand appraisal of their shares as a result of the approval of any of the proposals.

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Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to Shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors, Director Nominees and Executive Officers

The following table sets forth certain information with respect to the current directors, director nominees and executive officers of our Company:

Name	Age	Position
Thomas D. Brown	69	Director
Lawrence Mehren	51	President, Chief Executive Officer and Director
Mark C. Miller	62	Director
John Patience	70	Chairman of the Board of Directors
Jack Schuler	77	Director
Matthew W. Strobeck, Ph.D.	45	Director
Frank J.M. ten Brink	61	Director
Charles Watts, M.D.	75	Director
Steve Reichling	39	Chief Financial Officer
Ron Price	53	Senior Vice President and Head of Commercial Operations, Americas
Joan Martin	49	Executive Vice President and Head of Europe, Middle East, and Africa

Thomas D. Brown has more than 30 years’ experience in the clinical diagnostics industry. Beginning his career with the Abbott Laboratories Diagnostics Division (ADD) in 1974, Mr. Brown held numerous sales, marketing and general management positions of increasing responsibility. He served in various positions there including Divisional Vice President of Sales within the United States and Divisional Vice President and General Manager of the Western Hemisphere, and by 1993 he was Corporate Vice President of Worldwide Diagnostic Commercial Operations. He was named Senior Vice President before becoming President of the Diagnostic Division, the role he served until his retirement in 2002. Mr. Brown currently serves on the Board of Directors of Quidel Corporation (NASDAQ: QDEL) and Stericycle, Inc. (NASDAQ: SRCL) and previously served on the boards of Cepheid, Inc. and Ventana Medical Systems, Inc. He received a Bachelor of Arts degree from the State University of New York at Buffalo.

Lawrence Mehren has served as the Chief Executive Officer and a Director of the Company since June 26, 2012. Mr. Mehren served as Senior Vice President and Chief Financial Officer of Ventana Medical Systems from 2007 until 2008, SVP of Emerging Businesses from 2008 until 2009, and as Head of Global Business from 2009 until 2011.  Previously, he was Managing Director, Partner and head of P&M Corporate Finance’s (an investment banking firm based in Detroit, Michigan) life sciences practice.  Prior to his tenure at P&M, Mr. Mehren worked in management positions with Gale Group, a division of The Thomson Corporation, as well as Merrill Lynch.  Mr. Mehren holds a B.A. in Political Science from the University of Arizona and an M.B.A. from Northwestern University’s Kellogg Graduate School of Management.

Mark C. Miller has served as a Director of the Company since November 5, 2013. He currently serves as Executive Chairman and director of Stericycle (NASDAQ: SRCL), where he was Chief Executive Officer from 1992 to 2012 and Chairman of the Board of Directors from 2008 to 2012.  Prior to joining Stericycle, Mr. Miller served as vice president for the Pacific, Asia and Africa in the international division of Abbott Laboratories, a diversified health care company, which he joined in 1976 and where he held a number of management and marketing positions.  Mr. Miller formerly served as a director of Ventana Medical Systems, Inc., a developer and supplier of automated diagnostic systems. He received a B.S. degree in computer science from Purdue University, where he graduated Phi Beta Kappa.  Mr. Miller was selected by Morningstar, Inc. as its “2009 CEO of the Year.”

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John Patience has served as a Director of the Company since June 26, 2012. Mr. Patience is also a founding partner of Crabtree Partners, a private equity investment firm. Mr. Patience served as a director of Ventana Medical Systems, Inc. from 1989 and as Vice Chairman from 1999 until Ventana’s acquisition by Roche in 2008. Mr. Patience has been a director of Stericycle, Inc. (NASDAQ: SRCL) since 1989. Mr. Patience was previously a partner of a venture capital investment firm that provided both Ventana and Stericycle with early stage funding. Mr. Patience was also previously a partner in the consulting firm of McKinsey & Co., Inc., specializing in health care. Mr. Patience holds a B.A. in Liberal Arts and an L.L.B. from the University of Sydney, Australia, and an M.B.A. from the University of Pennsylvania’s Wharton School of Business.

Jack Schuler has served as a Director of the Company since June 26, 2012. Mr. Schuler is a founding partner of Crabtree Partners, a private equity investment firm. Mr. Schuler served as a director of Ventana Medical Systems, Inc. from 1991 and as Chairman of the Board from 1995 until Ventana’s acquisition by Roche in 2008. Mr. Schuler has been a director of Stericycle, Inc. (NASDAQ: SRCL) since March 1990, formerly serving as Chairman of the Board, and continues to serve as Lead Director for Stericyle. Prior to joining Stericycle, Inc., Mr. Schuler held various executive positions at Abbott Laboratories from December 1972 through August 1989, most recently serving as President and Chief Operating Officer. He is currently a director of Quidel Corporation (NASDAQ: QDEL). Mr. Schuler holds a B.S. in Mechanical Engineering from Tufts University and an M.B.A. from Stanford University.

Matthew W. Strobeck, Ph.D.  has served as a Director of the Company since July 7, 2012.  Dr. Strobeck is currently the Managing Partner of Birchview Capital.  Dr. Strobeck was a Partner and Member of the Management Committee and Advisory Board of Westfield Capital Management from 2008 until 2011, having served as a member of the investment team, specializing in healthcare and life sciences, from May 2003 to June 2008.  Dr. Strobeck received his B.S. from St. Lawrence University, a Ph.D. from the University of Cincinnati, a S.M. from the Harvard University/MIT Health Sciences Technology Program, and a S.M. from the MIT Sloan School of Management.

Frank J.M. ten Brink has served as a Director of the Company since March 6, 2013. Mr. ten Brink currently serves as an executive consultant to Stericycle. Until October 2017 he was Senior Vice President of Mergers and Acquisitions at Stericycle, Inc. (NASDAQ: SRCL) where he also served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer from June 1997 to August 2014. He has over 16 years of finance experience in high growth environments, mergers and acquisitions. Prior to joining Stericycle, he was Senior Vice President and Chief Financial Officer with Telular Corporation. Between 1991 and 1995, he was Vice President and Chief Financial Officer of Hexacomb Corporation. Mr. ten Brink studied International Business at the Netherlands School of Business and received an M.B.A. degree in Finance from the University of Oregon.

Charles Watts, M.D. joined as a Director of the Company on November 14, 2017. Dr. Watts has served as Chief Medical Officer at Northwestern Memorial Hospital (NMH) and Associate Dean for Clinical Affairs at the Feinberg School of Medicine, Northwestern University from 2001 to 2011. Prior to his tenure at Northwestern, Dr. Watts served as Chief of Clinical Affairs and Associate Dean at the University of Michigan Medical Center. He received his undergraduate and medical degrees from the University of Michigan. He has also served as Executive in Residence for the Health Management Academy, as an active faculty member of a nationally based Physician Leadership Program. Dr. Watts has served as a Director of Providence Health and Services (Seattle, Washington) from 2012 to 2016 where he chaired the Quality and Patient Safety Improvement Committee, and recently served as a Trustee of Swedish Health Services, Inc. until June of this year. He currently serves as a Trustee on the Institute for Systems Biology Board (Seattle, Washington).

Steve Reichling has served as the Company’s Chief Financial Officer since September 10, 2012. Prior to joining the Company, Mr. Reichling served as general manager of Spring Bioscience Corp., a subsidiary of Roche Tissue Diagnostics. From January 2003 to December 2009, Mr. Reichling held various finance, accounting and operations leadership roles at Roche Tissue Diagnostics and Ventana Medical Systems, Inc., including director of finance and operations, manager of business development finance, and head of Internal Audit and Sarbanes Oxley Compliance. From October 2002 to January 2003, Mr. Reichling was an auditor at Ernst & Young LLP. Mr. Reichling received his B.S. in accounting and entrepreneurship from the University of Arizona.

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Ron Price has served as Senior Vice President and Head of Commercial Operations, Americas since April 2015. Mr. Price has over 20 years of commercial operations experience and a proven track record of leading sales and marketing teams to achieve double-digit revenue growth and strong bottom-line performance. Prior to joining the Company, Mr. Price served as Vice President, Commercial Operations for Roche Point of Care managing all commercial responsibilities across three separate product lifecycles. In addition, Mr. Price held a number of sales, marketing, and leadership roles with Ventana Medical Systems from 2001 to 2012 following 5 years at Bayer Healthcare Diagnostics. Mr. Price holds a B.S. in Clinical Laboratory Sciences, Cytology from the University of Oklahoma.

Joan Martin has served as Executive Vice President and Head of Europe, Middle East, and Africa since July 2015. Prior to joining the Company, Mr. Martin served as Senior Vice President at Siemens Healthcare beginning in 2008 including broad geographical responsibility for European, Middle-Eastern, and African territories for In Vitro Diagnostics, and Imaging Products and Solutions. From 2001 until 2007, Mr. Martin worked for Dade Behring as Vice President and General Manager for Southeast Europe, France, and Belgium and also as Finance & Operations Director, EMEA from 2001 until 2004. Mr. Martin also worked as Finance Director for a number of leading multinational companies and Senior Auditor at Coopers & Lybrand, presently PwC. Mr. Martin holds a degree in Economics and Business from the University of Barcelona, Spain.

There are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person.

Directors are elected to serve until their successors are duly elected and qualified.

Director Independence

The Board has affirmatively determined that Messrs. Brown, Miller, Patience, Schuler, Strobeck, ten Brink and Watts (constituting a majority of the full Board) are “independent directors” under NASDAQ Listing Rule 5605(a)(2) and the related rules of the SEC. The Company’s independent directors conduct executive sessions at regularly scheduled meetings as required by NASDAQ Listing Rule 5605(b)(2).

Family Relationships

There are no family relationships among any of our directors and executive officers.

Board Leadership Structure

The Board does not have an express policy regarding the separation of the roles of Chief Executive Officer and Board Chairman, as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Currently, Lawrence Mehren serves as the Company’s Chief Executive Officer and John Patience serves as the Chairman of the Board. The Board believes that its current leadership structure best serves the objectives of the Board’s oversight of management; the ability of the Board to carry out its roles and responsibilities on behalf of the shareholders; and the Company’s overall corporate governance. The Board also believes that the current separation of the Chairman and CEO roles allows the CEO to focus his time and energy on operating and managing the Company and leverage the experience and perspectives of the Chairman.

Board Oversight of Risk Management

The full Board has responsibility for general oversight of risks facing the Company. The Board is informed by senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management. The Board believes that evaluating how the executive team manages the various risks confronting the Company is one of its most important areas of oversight. The Audit Committee reviews and assesses the Company’s processes to manage financial reporting risk and to manage investment, tax, and other financial risks. Finally, management periodically reports to the Board or relevant committee, which provides guidance on risk assessment and mitigation.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Directors, executive officers and greater than 10% shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company or written representations that no Form 5s were required, the Company believes that all Section 16(a) filing requirements were timely met during the year ended December 31, 2017 with the exception of a Form 3 filed by Charles Watts on November 28, 2017, a Form 4 filed by Charles Watts on November 28, 2017 pertaining to options acquired by him on November 14, 2017 and a Form 4 filed by Steve Reichling on March 20, 2018 pertaining to options acquired by him on August 17, 2017.

Code of Ethics

The Company has adopted a code of ethics for its principal executive officer and senior financial officers and a code of ethics and standards of conduct that is applicable to all directors, officers and employees, a copy of which is available online at http://acceleratediagnostics.com/investors/corporate-governance/. Shareholders may also request a free copy of these documents from: ACCELERATE DIAGNOSTICS, INC., 3950 South Country Club, Suite 470, Tucson, Arizona 85714, Attn: Corporate Secretary.

Board Committees and Meeting Attendance

The Board maintains a standing Audit Committee comprised of Mr. ten Brink (Chairman), Mr. Schuler and Dr. Strobeck. Each member of the Audit Committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules and the related rules of the SEC and has been determined by the Board to be “financially literate” with accounting or related financial management experience. The Board has also determined that Mr. ten Brink is an “audit committee financial expert” as defined under SEC rules and regulations, and qualifies as a financially sophisticated audit committee member as required under Rule 5605(c)(2)(A) of the NASDAQ Listing Rules. The Audit Committee has a written charter, a copy of which is available online at http://acceleratediagnostics.com/investors/corporate-governance/. The Audit Committee met 5 times during the year ended December 31, 2017.

The Audit Committee is responsible primarily for overseeing the qualifications, independence and performance of our independent registered public accounting firm; the services performed by our independent registered public accounting firm; evaluating the Company’s accounting policies and system of internal controls; and reviewing significant financial transactions. In carrying out this purpose, the Audit Committee maintains and facilitates free and open communication between the Board, the independent registered public accounting firm, and our management.

The Board maintains a standing Compensation Committee comprised of Messrs. Miller, Patience, Schuler, Strobeck and ten Brink. Each member of the Compensation Committee satisfies the independence standards specified in Rule 5605(a)(2) of the NASDAQ Listing Rules. The Compensation Committee has a written charter, a copy of which is available online at http://acceleratediagnostics.com/investors/corporate-governance/. The Compensation Committee is primarily responsible for reviewing the compensation arrangements for the Company’s executive officers, including the CEO; administering the Company’s equity compensation plans; and reviewing the compensation of the Board. The Compensation Committee met 2 times during the year ended December 31, 2017.

During the year ended December 31, 2017, the Board held 5 meetings and took action by written consent on 6 occasions. Each member of the Board attended or participated in 100% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board on which such person served (during the periods that such person served).

The Company does not have a written policy requiring directors to attend the Annual Meeting, but attendance is encouraged. In 2017, two of the directors attended our Annual Meeting of Shareholders. We presently anticipate that one director will attend the Annual Meeting this year.

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Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee was at any time during the past fiscal year an officer or employee of the Company, was formerly an officer of the Company or any of its subsidiaries, or had any employment relationship with the Company or any of its subsidiaries. No executive officer of the Company has served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity that has one or more executive officers who served as a director of or member of the Compensation Committee of the Company.

Director Nominations

The independent members of the Board have nominated Messrs. Brown, Mehren, Miller, Patience, Schuler, Strobeck, and ten Brink and Watts each of whom is a current member of the Board, for re-election at the Annual Meeting.

The Board seeks to ensure that it is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight obligations effectively. The Board does not currently have a separate Nominating Committee because the Board does not yet believe such a committee is necessary. However, as the Company continues to grow, the Board may consider establishing a separate Nominating Committee. Currently, the independent members of the Board are responsible for identifying and appointing appropriate persons to add to the Board when necessary. In selecting Board candidates, it is the independent directors’ goal to identify persons who it believes have appropriate expertise and experience to contribute to the oversight of a company of the Company’s nature while also reviewing other appropriate factors.

Qualifications of Director Nominees

The Board believes that each of the persons nominated for election at the Annual Meeting have the experience, qualifications, attributes and skills that, when taken as a whole, will enable the Board to satisfy its oversight responsibilities effectively. With regard to the nominees (each of whom is currently a member of our Board), the following factors were among those considered in determining that each nominee would make valuable contributions to the Board:

•	Thomas D. Brown: Mr. Brown has experience in serving as a director for other private and public companies in the medical diagnostics industry. Mr. Brown currently serves on the board of directors of Quidel Corporation (NASDAQ: QDEL) and Stericycle, Inc. (NASDAQ: SRCL) and has previously served on the boards of Cepheid, Inc. and Ventana Medical Systems, Inc.

•	Lawrence Mehren: In addition to his experience as the Company’s President and Chief Executive Officer and a member of our Board of Directors, Mr. Mehren has significant prior experience in the medical diagnostics industry. Mr. Mehren served in several capacities at Ventana Medical Systems including Senior Vice President and Chief Financial Officer, Senior Vice President of Emerging Business and Head of Global Business. He also served as Managing Director, Partner and head of P&M Corporate Finance’s (an investment banking firm based in Detroit, Michigan) life sciences practice.

•	Mark C. Miller: Mr. Miller has significant experience serving as a director and executive officer for other public companies, including Stericycle, Inc. (NASDAQ: SRCL), where he has served as Executive Chairman since January 2013 and as a director since May 1992.

•	John Patience: In addition to his experience as Chairman of our Board of Directors, Mr. Patience also has a significant amount of experience in serving as a director for other public companies in the medical diagnostics industry. Mr. Patience served as a director of Ventana Medical Systems, Inc. from 1989 and as Vice Chairman from 1999 until Ventana’s acquisition by Roche in 2008. Mr. Patience has been a director of Stericycle, Inc. (NASDAQ: SRCL) since 1989.

•	Jack Schuler: In addition to his experience as a member of our Board of Directors and a member of our Audit Committee, Mr. Schuler has a significant amount of experience in serving as a director for other public companies in the medical diagnostics industry. Mr. Schuler served as a director of Ventana Medical Systems, Inc. from 1991 and as Chairman of the Board from 1995 until Ventana’s acquisition by Roche in 2008. Mr. Schuler has been a director of Stericycle, Inc. (NASDAQ: SRCL) since March 1990, formerly serving as Chairman of the Board, and continues to serve as Lead Director for Stericyle.

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•	Frank J.M. ten Brink: In addition to his experience as a member of our Board of Directors and Chairman of our Audit Committee, Mr. ten Brink has significant experience as a financial executive of a public companies including most recently his role as Chief Financial Officer of Stericycle, Inc. (NASDAQ: SRCL) from 1997 to 2014.

•	Matthew W. Strobeck, Ph.D.: In addition to his experience as a member of our Board of Directors and a member of our Audit Committee, Dr. Strobeck also has experience in serving as a director for other private and public companies.

•	Charles Watts, M.D.: Dr. Watts has experience as a Chief Medical Officer which contributes experience of clinical practice and healthcare administration. Dr. Watts currently serves as a Trustee on the Institute for Systems Biology Board (Seattle, Washington).

Board Communications with Shareholders

To date, the Board of Directors has not adopted a formal procedure by which shareholders may recommend nominees to the Board. However, any shareholder who desires to submit a nomination of a person to stand for election of directors at the next annual or special meeting of the shareholders at which directors are to be elected must submit a notification of the shareholder’s intention to make a nomination (“Notification”) to the Company by the date mentioned in the most recent proxy statement under the heading “Shareholder Proposals” and in that notification must provide the following additional information to the Company:

(i)	name, address, telephone number and other methods by which the Company can contact the shareholder submitting the Notification and the total number of shares beneficially owned by the shareholder (as the term “beneficial ownership” is defined in SEC Rule 13d-3);

(ii)	if the shareholder owns shares of the Company’s voting stock other than on the records of the Company, the shareholder must provide evidence that he or she owns such shares (which evidence may include a current statement from a brokerage house or other appropriate documentation);

(iii)	information from the shareholder regarding any intentions that he or she may have to attempt to make a change of control or to influence the direction of the Company, and other information regarding the shareholder any other persons associated with the shareholder that would be required under Items 4 and 5 of SEC Schedule 14A were the shareholder or other persons associated with the shareholder making a solicitation subject to SEC Rule 14a-12(c);

(iv)	name, address, telephone number and other contact information of the proposed nominee; and

(v)	all information required by Item 7 of SEC Schedule 14A with respect to the proposed nominee, shall be in a form reasonably acceptable to the Company.

Shareholder Communications with the Board

Shareholders who wish to communicate with the Board of Directors or with a particular director may do so by sending a letter to the Corporate Secretary, 3950 South Country Club, Suite 470, Tucson, Arizona 85714.  The Corporate Secretary will review all correspondence and regularly forward to the Board of Directors copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the financial reporting process of our company on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2017 with management, including a discussion of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

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The Audit Committee reviewed with Ernst & Young, LLP (“Ernst & Young”), our independent registered public accounting firm that was responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles and an opinion on our internal controls over financial reporting, its judgments about our accounting principles and the other matters required to be discussed with the Audit Committee under generally accepted auditing standards, including PCAOB Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee has received from Ernst & Young the written disclosure and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young their independence. The Audit Committee has considered the effect of non-audit fees on the independence of Ernst & Young and has concluded that such non-audit services are compatible with the independence of Ernst & Young.

The Audit Committee discussed with Ernst & Young the overall scope and plans for its audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audits and quarterly reviews, its observations regarding our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements for the year ended December 31, 2017 be included in the Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.

This report has been furnished by the members of the Audit Committee.

THE AUDIT COMMITTEE
Frank J.M. ten Brink, Chairman
Jack Schuler
Matthew W. Strobeck, Ph.D.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The purpose of this Compensation Discussion and Analysis (“CD&A”) is to provide material information about the Company’s compensation philosophy, objectives and other relevant policies and to explain and put into context the material elements of the disclosure that follows in this Proxy Statement with respect to the compensation of our named executive officers (“NEOs”). For the year that ended on December 31, 2017, our NEOs were:

Lawrence Mehren, President and Chief Executive Officer

Steve Reichling, Chief Financial Officer

Ron Price, Senior Vice President and Head of Commercial Operations, Americas

Joan Martin, Executive Vice President and Head of Europe, Middle East, and Africa

The Compensation Committee

On an ongoing basis, the Compensation Committee reviews the performance and compensation of our President and Chief Executive Officer and the Company’s other executive officers. Additionally, the Compensation Committee reviews compensation of outside directors for service on the Board and for service on committees of the Board.

Role of Executives in Determining Executive Compensation

Our President and Chief Executive Officer provides input to the Compensation Committee regarding the performance of the other NEOs and offers recommendations regarding their compensation packages in light of such performance. The Compensation Committee is ultimately responsible, however, for determining the compensation of the NEOs, including our President and Chief Executive Officer.

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Compensation Philosophy and Objectives

The Compensation Committee and the Board believe that the Company’s compensation programs for its executive officers should reflect the Company’s performance and the value created for its shareholders. In addition, we believe the compensation programs should support the goals and values of the Company and should reward individual contributions to the Company’s success. Specifically, the Company’s executive compensation program is intended to, among other things:

•	attract and retain the highest caliber executive officers;
•	drive achievement of business strategies and goals;
•	motivate performance in an entrepreneurial, incentive-driven culture;
•	closely align the interests of executive officers with the interests of the Company’s shareholders;
•	promote and maintain high ethical standards and business practices; and
•	reward results and the creation of shareholder value.

Factors Considered in Determining Compensation; Elements of Compensation

The Compensation Committee makes executive compensation decisions on the basis of total compensation, rather than on individual components of compensation. We attempt to create an integrated total compensation program structured to balance both short and long-term financial and strategic goals. Our compensation should be competitive enough to attract and retain highly skilled individuals. In this regard, we utilize a combination of between two to three of the following types of compensation to compensate our executive officers:

•	base salary;
•	performance bonuses; and
•	equity compensation, usually consisting of stock options.

The Compensation Committee periodically reviews each executive officer’s base salary and makes appropriate recommendations to the Board. Salaries are based on the following factors:

•	the Company’s performance for the prior fiscal years and subjective evaluation of each executive’s contribution to that performance;
•	the performance of the particular executive in relation to established goals or strategic plans;
•	competitive levels of compensation for executive positions based on information drawn from compensation surveys and other relevant information; and
•	our obligations under the applicable executive officer’s employment agreement or offer letter (if any).

Performance bonuses and equity compensation are awarded based upon the recommendation of the Compensation Committee. Incentive and/or non-qualified stock options are generally granted under the Company’s shareholder-approved equity incentive plan(s), with the exercise price of such options set at 100% of the closing price of the Company’s common stock on the day before the date of grant. These grants are made with a view to linking executives’ compensation to the long-term financial success of the Company and its shareholders.

Use of Benchmarking and Compensation Peer Groups

The Compensation Committee did not utilize any benchmarking measure(s) in 2017 and traditionally has not tied compensation directly to a specific profitability measurement, market value of the Company’s common stock or benchmark related to any established peer or industry group. Salary increases are based on the terms of the NEOs’ employment agreements, if applicable, and correlated with the Board’s and the Compensation Committee’s assessment of each NEO’s performance. The Company also generally seeks to increase or decrease compensation, as appropriate, based upon changes in an executive officer’s functional responsibilities within the Company. Historically, the Compensation Committee has not used outside consultants in determining the compensation of the NEOs, and no such consultants were engaged during 2017.

Other Compensation Policies and Considerations; Tax Issues and Risk Management

The intention of the Company has been to compensate the NEOs in a manner that maximizes the Company’s ability to deduct such compensation expenses for federal income tax purposes. However, the Compensation Committee has the discretion to provide compensation that is not “performance-based” under Section 162(m) of the Code it determines that such compensation is in the best interests of the Company and its shareholders. For the year that ended on December 31, 2017, the Company expects to deduct all compensation expenses paid to the NEOs with the exception of incentive stock options (ISOs). Stock options, which are non-cash compensation, are granted to NEO’s as part of their total compensation. In some instances, these options are awarded as ISO’s up to the maximum allowed by the IRS. ISO compensation expenses are generally not tax deductible by the Company.

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On an annual basis, the Compensation Committee evaluates the Company’s compensation policies and practices for its employees, including the NEOs, to assess whether such policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. Based on its evaluation, the Compensation Committee has determined that the Company’s compensation policies and practices do not create such risks.

Summary Compensation Table

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our NEOs for services rendered in all capacities during the noted periods. The fiscal years ended December 31, 2015, December 31, 2016 and December 31, 2017 are indicated below by “2015,” “2016” and “2017,” respectively.

Name and Principal Position	Year	Salary ($)	Option Awards ($)		All Other Compensation ($)	Total ($)
Lawrence Mehren,	2017	375,000	—		—	375,000
President and Chief Executive Officer	2016	360,577	650,092	(1)	—	1,010,669
	2015	300,000	—		—	300,000

Steve Reichling,	2017	240,000	454,800	(1)	—	694,800
Chief Financial Officer	2016	230,385	308,714	(1)	—	539,099
	2015	190,000	59,381	(1)	—	249,381

Ron Price,	2017	315,000	556,188	(1)	—	871,188
Senior Vice President and Head of
Commercial Operations, Americas

Joan Martin,	2017	359,395	—		—	359,395
Executive Vice President and Head of
Europe, Middle East, and Africa

(1)	The amount reflects the aggregate grant date fair value of awards during each year calculated in accordance with ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 14 to the financial statements set forth in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 1, 2018.

Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Lawrence Mehren, our Chief Executive Officer (our “CEO”):

For 2017, our last completed fiscal year:

•	the median of the annual total compensation of all employees of the Company (other than our CEO) was $164,738; and

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•	the annual total compensation of our CEO was $375,000.

Based on this information, for 2017 the ratio of the annual total compensation of Mr. Mehren, our Chief Executive Officer, to the median of the annual total compensation of all employees was 2.3 to 1.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

1.	We determined that, as of December 31, 2017, our employee population consisted of 238 individuals, with 84% of these individuals located in the United States and 16% located in Europe (primarily in Barcelona, Spain).

a)	Of our employees, approximately 235 individuals are full-time (or full-time equivalent) employees, with the remainder employed on a part-time (less than 25 hours per week) basis.
b)	Consistent with our global operations, we maintain multiple human resources and payroll systems. Relevant payroll and other compensation data for our U.S. employees is maintained in a system managed out of our US headquarters in Tucson, Arizona and a second system is maintained for the relevant payroll and other compensation data for our European employees in Barcelona, Spain.

2.	To identify the “median employee” from our employee population, we conducted the following analysis:

a)	For purposes of measuring the compensation of our employees for our pay ratio calculation, we selected base salary or wages plus overtime pay and bonuses but excluding stock based compensation as the most appropriate measure of compensation.
b)	In making this determination, we annualized the compensation of all permanent employees included in the sample who were hired in 2017 but did not work for us for the entire fiscal year.
c)	We did not make any cost-of-living adjustments in identifying the “median employee.”

3.	Using this methodology, we determined that the “median employee” was a full-time, salaried employee located in the United States, with wages and overtime pay plus bonus for the 12-month period ending December 31, 2017 in the amount of $73,438.

4.	With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. The difference between such employee’s wages and overtime pay and the employee’s annual total compensation represents the estimated value of stock options granted to the median employee during the year of $91,300.

5.	With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2017 Summary Compensation Table included in this Proxy Statement and incorporated by reference under Item 11 of Part III of our Annual Report on Form 10-K for the year ended December 31, 2017 adjusted as follows. This resulted in annual total compensation for purposes of determining the ratio in the amount of $375,000, which is consistent with the amount reported for him in the Summary Compensation Table.

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Grants of Plan-Based Awards

The following table sets forth information concerning the awards that were made to our NEOs pursuant to the Company’s 2012 Omnibus Equity Incentive Plan, as amended, during the year that ended on December 31, 2017.

Name	Grant Date	All Other Option Awards; Number of Securities Underlying Options (#)		Exercise or Base Price of Options Awards ($/share)	Grant Date Fair Value of Stock and Option Awards (4) ($)
Steve Reichling	2/23/2017	7,836	(1)	24.45	113,909
Steve Reichling	2/23/2017	15,000	(2)	24.45	265,368
Steve Reichling	8/17/2017	5,000	(3)	22.40	75,524
Ron Price	2/23/2017	7,836	(1)	24.45	113,909
Ron Price	2/23/2017	25,000	(2)	24.45	442,280

(1)	Options awards vest in equal monthly amounts over twelve months, with the first installment vesting on March 23, 2017.
(2)	Options awards vest in equal annual amounts on each anniversary of the grant date over five years, beginning on February 23, 2018 and ending on February 23, 2022.
(3)	Options awards vest in equal annual amounts on each anniversary of the grant date over five years, beginning on August 17, 2018 and ending on August 17, 2022.
(4)	The amounts reflect the aggregate grant date fair value of awards during each year calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 15 to the financial statements set forth in the Company's Annual Report on Form 10-K, which was filed with the SEC on March 1, 2018.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding option awards held by the NEOs at December 31, 2017:

	Option Awards						Stock Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Grant Date	Exercisable	Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Lawrence Mehren	4/20/2012	2,200,000	—	(1)	1.04	4/20/2022	—		—
Lawrence Mehren	2/26/2014	52,132	—	(2)	14.92	2/26/2024	—		—
Lawrence Mehren	3/18/2016	10,408	—	(5)	12.49	3/18/2026	—		—
Lawrence Mehren	3/18/2016	12,000	48,000	(6)	12.49	3/18/2026	—		—
Steve Reichling	9/10/2012	170,000	—	(3)	2.98	9/10/2022	—		—
Steve Reichling	2/26/2014	16,161	—	(2)	14.92	2/26/2024	—		—
Steve Reichling	4/2/2015	3,588	—	(4)	22.92	4/2/2025	—		—
Steve Reichling	3/18/2016	3,296	—	(5)	12.49	3/18/2026	—		—
Steve Reichling	3/18/2016	6,000	24,000	(6)	12.49	3/18/2026	—		—
Steve Reichling	2/23/2017	6,530	1,306	(7)	24.45	2/23/2027	—		—
Steve Reichling	2/23/2017	—	15,000	(8)	24.45	2/23/2027	—		—
Steve Reichling	8/17/2017	—	5,000	(9)	22.40	8/17/2027	—		—
Ron Price	5/27/2015	51,667	48,333	(10)	22.66	5/27/2025	—		—
Ron Price	2/17/2016	2,749	—	(11)	11.52	2/17/2026	—		—
Ron Price	3/17/2016	6,000	24,000	(12)	12.42	3/17/2026	—		—
Ron Price	2/23/2017	—	25,000	(8)	24.45	2/23/2027	—		—
Ron Price	2/23/2017	6,530	1,306	(7)	24.45	2/23/2027	—		—
Joan Martin	3/19/2015	88,000	72,000	(13)	20.91	3/19/2025	—		—
Joan Martin	3/19/2015	—	—		—	—	24,150	(14)	632,730
Joan Martin	2/17/2016	28,549	—	(15)	11.52	2/17/2026	—		—

(1)	580,000 shares vested immediately upon the date of grant (April 20, 2012); 825,000 shares will vest as follows: 40% (330,000 shares) will vest on the second anniversary of the date of grant, and the remaining 60% (495,000 shares) will vest in 36 equal monthly installments (13,750 shares per month) over the subsequent 36 months; and 795,000 shares will vest as follows (provided that both criteria must be satisfied): (i) 40% (318,000 shares) will vest on the second anniversary of the date of grant, and the remaining 60% (477,000 shares) will vest in 36 equal monthly installments (13,250 shares per month) over the subsequent 36 months, and (ii) 50% (397,500 shares) will vest when at least 50% of the warrants initially issued to Abeja have been exercised by the holder(s) thereof, and the remaining 50% (397,500 shares) will vest when at least 90% of such warrants have been exercised by the holder(s) thereof.
(2)	Option awards vested on February 26, 2015, the first anniversary of the date of grant.
(3)	40% vested on September 10, 2014, the balance vests monthly in 36 equal installments beginning on October 10, 2014 and ending on September 10, 2017.
(4)	Option awards vested on April 2, 2016, the first anniversary of the date of grant.
(5)	Option awards vested on March 18, 2017, the first anniversary of the date of grant.
(6)	Options awards vest in equal annual amounts on each anniversary of the grant date over five years, beginning on March 18, 2017 and ending on March 18, 2021.

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(7)	Options awards vest in equal monthly amounts over twelve months, with the first installment vesting on March 23, 2017.
(8)	Options awards vest in equal annual amounts on each anniversary of the grant date over five years, beginning on February 23, 2018 and ending on February 23, 2022.
(9)	Options awards vest in equal annual amounts on each anniversary of the grant date over five years, beginning on August 17, 2018 and ending on August 17, 2022.
(10)	40% vested on May 27, 2017; the balance vests monthly in 36 equal installments beginning on June 27, 2017 and ending on May 27, 2020.
(11)	Option awards vested on February 17, 2017, the first anniversary of the date of grant.
(12)	Options awards vest in equal annual amounts on each anniversary of the grant date over five years, beginning on March 17, 2017 and ending on March 17, 2021.
(13)	40% vested on March 19, 2017, the balance vests monthly in 36 equal installments beginning on April 19, 2017 and ending on March 19, 2020.
(14)	40% of the restricted stock units vested on March 19, 2017 and the remaining restricted stock units are scheduled to vest in 3 equal annual installments beginning on March 19, 2018 and ending on March 19, 2020.
(15)	Option awards vest on February 17, 2017, the first anniversary of the date of grant.

Option Exercises

The following table sets forth information concerning option exercises and stock vested held by the NEOs at December 31, 2017:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Steve Reichling	30,000	777,750	—	—
Joan Martin	—	—	16,100	375,130

Pension Benefits and Nonqualified Deferred Compensation Plans

The Company does not maintain any pension, nonqualified deferred compensation or similar plans.

Potential Payments Upon Termination or Change-in-Control

The Company has not entered into any salary continuation, severance or similar agreements or arrangements with any of our NEOs. Except as described below with respect to certain stock option awards and restricted stock units granted to Messrs. Mehren, Reichling and Martin we have no contractual or other obligation to provide severance benefits or other payments in the event of a change of control or termination of employment, although our shareholder-approved 2012 Omnibus Equity Incentive Plan (as amended) provides that the Board of Directors (or other applicable body thereof responsible for administering the plan) may, in its discretion, accelerate the vesting of awards granted thereunder in connection with a change of control.

The terms of Mr. Mehren’s April 20, 2012 stock option award provide for accelerated vesting in the event of (i) a merger or consolidation of the Company in which its voting securities immediately prior to the merger or consolidation do not represent, or are not converted into securities that represent, a majority of the voting power of all voting securities of the surviving entity immediately after the merger or consolidation; (ii) a sale of substantially all of the assets of the Company, (iii) a liquidation or dissolution of the Company, or (iv) any other transaction in which the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction. All of Mr. Mehren’s options subject to this provision had vested as of December 31, 2017.

The terms of Mr. Reichling’s September 10, 2012 stock option award provide for accelerated vesting in the event the Company or the Company’s shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, reorganization, liquidation or otherwise. All of Mr. Reichling’s options subject to this provision had vested as of December 31, 2017.

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The terms of Mr. Martin’s March 19, 2015 restricted stock unit award provide for accelerated vesting in the event of (i) Mr. Martin being terminated without cause; (ii) a significant change of shareholder control (greater than 50% of the outstanding shares to a single acquirer). The terms of Mr. Martin’s March 19, 2015 stock option award provide for accelerated vesting in the event a significant change of shareholding control (greater than 50% of the outstanding shares to a single acquirer). Based on the price of the Company’s common stock, as reported on the NASDAQ Capital Market as of the close of trading on December 31, 2017 ($26.20 per share), the value to Mr. Martin of such accelerated vesting would have been $1,013,610 if one of the events described above had actually occurred on December 31, 2017.

Mehren Offer Letter

Mr. Mehren was appointed as the Company’s President, Chief Executive Officer and Chief Financial Officer on June 26, 2012. In his capacity as Chief Executive Officer of the Company, Mr. Mehren is paid a base salary of $300,000 per year which was subsequently increased to $375,000 per year. On April 20, 2012, Mr. Mehren, in his role as a consultant to the Company, was granted an option to purchase 2,200,000 shares of the Company’s common stock at an exercise price equal to $1.04 per share, which was equal to the closing price of the Company’s common stock on the date of grant. The option was issued pursuant to the Company’s 2004 Omnibus Stock Option Plan, as amended, and will vest according to the following schedule: 580,000 shares vested immediately upon the date of grant, 825,000 shares will vest as follows: 40% (330,000 shares) will vest on the second anniversary of the date of grant, and the remaining 60% (495,000 shares) will vest in 36 equal monthly installments (13,750 shares per month) over the subsequent 36 months, 795,000 shares will vest as follows (provided that both criteria must be satisfied):

•	40% (318,000 shares) vested on the second anniversary of the date of grant, and the remaining 60% (477,000 shares) vested in 36 equal monthly installments (13,250 shares per month) over the subsequent 36 months.

•	50% (397,500 shares) vested when at least 50% of the warrants initially issued to Abeja Ventures, LLC (“Abeja”) have been exercised by the holder(s) thereof, and the remaining 50% (397,500 shares) vested when at least 90% of such warrants have been exercised by the holder(s) thereof.

Notwithstanding the foregoing, if Mr. Mehren’s employment is terminated for any reason other than for cause (as defined in the option award agreement), he will be entitled to exercise the then-vested portion of the option for a period of 90 days following his termination of employment (after which time any unexercised options will expire). If Mr. Mehren’s employment is terminated for cause, the Company, in its sole discretion, may provide for the immediate cancellation of the option (or any portion thereof). Any unvested portion of the option will accelerate and become immediately vested and exercisable in the event of a change of control with respect to the Company.

Reichling Offer Letter

Mr. Reichling was appointed as the Company’s Chief Financial Officer (replacing Mr. Mehren in that role) on July 22, 2012. In his capacity as Chief Financial Officer, Mr. Reichling was paid a base salary of $170,000 per year which was subsequently increased to $240,000 per year. Mr. Reichling was also granted an option to purchase 200,000 shares of the Company’s common stock at an exercise price equal to $2.98 per share, which was equal to the closing price of the Company’s common stock on the date of grant. The option was issued pursuant to the Company’s 2004 Omnibus Stock Option Plan, as amended, and will vest as follows: 40% will vest on the second anniversary of the date of grant, and the remaining 60% will vest in 36 equal monthly installments over the subsequent 36 months. Mr. Reichling was also provided with a $70,000 budget to be used towards relocation and temporary living arrangements, with the understanding that he was required to relocate to the Tucson, Arizona area by the completion date of the Company’s relocation of its corporate headquarters.

Price Offer Letter

Mr. Price was appointed as the Company’s Senior Vice President and Head of Commercial Operations, Americas on April 6, 2015. Mr. Price is paid a base salary of $240,000 per year. Mr. Price is able to earn an annual cash bonus up to 50% of his base salary based on certain mutually agreeable performance targets. Mr. Price was granted an option to purchase 100,000 shares of the Company’s common stock at an exercise price equal to $22.61 per share, which was equal to the closing price of the Company’s common stock on the date of grant. The option was issued pursuant to the Company’s 2012 Omnibus Equity Incentive Plan and will vest as follows: 40% will vest on the second anniversary of the date of grant, and the remaining 60% will vest in 36 equal monthly installments over the subsequent 36 months.

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Martin Offer Letter

Mr. Martin was appointed as the Company’s Executive Vice President and Head of Europe, Middle East, and Africa on March 13, 2015. Mr. Martin is paid a base salary of €220,000 per year. Mr. Martin was granted an option to purchase 160,000 shares of the Company’s common stock at an exercise price equal to $20.91 per share, which was equal to the closing price of the Company’s common stock on the date of grant. Mr. Martin was also granted 40,250 restricted stock units issued pursuant to an action by unanimous written consent of the board of directors dated March 19, 2015 and were set to vest as follows: 40% will vest on the second anniversary of the date of grant, and the remaining 60% will vest in 36 equal monthly installments over the subsequent 36 months. The vesting period of these restricted stock units were modified pursuant to an action by unanimous written consent of the board of directors dated March 31, 2017 which modified the vesting as follows: 40% of the restricted stock units vested on March 19, 2017 and the remaining restricted stock units are scheduled to vest in 3 equal annual installments beginning on March 19, 2018 and ending on May 19, 2020.

Director Compensation

Directors who are also employees of the Company (including Mr. Mehren) do not receive any separate compensation in connection with their Board service, and we do not pay cash fees to any of our directors. Our non-employee directors generally receive an initial stock option award upon joining the Board, which is calculated using a pre-determined formula and vests 20% per year over a five-year period, beginning on the first anniversary of the date of the director’s election to the Board. Non-employee directors also receive annual stock option awards, which are calculated using a pre-determined formula and vest in 12 equal monthly installments, beginning one month after the date of grant. We reimburse directors for reasonable expenses related to their Board service.

The following table sets forth the compensation of our directors for serving as our directors for the year ended December 31, 2017:

Name	Option Award(1) ($)		Total ($)
Thomas D. Brown	161,802	(2)	161,802
Thomas D. Brown	605,223	(3)	605,223
Mark Miller	161,802	(2)	161,802
John Patience	161,802	(2)	161,802
Jack Schuler	161,802	(2)	161,802
Matthew W. Strobeck, Ph.D.	161,802	(2)	161,802
Frank J.M. ten Brink	161,802	(2)	161,802
Charles Watts, M.D.	38,983	(4)	38,983
Charles Watts, M.D.	380,672	(5)	380,672

(1)	Amounts reflect the aggregate grant date fair value of the awards calculated in accordance with ASC Topic 718.
(2)	Includes annual award of option to purchase 11,721 shares of common stock granted on April 1, 2017 at an exercise price of $24.20 per share, which vests in 12 equal monthly installments with the first installment vesting on May 1, 2017.
(3)	Includes annual award of option to purchase 35,162 shares of common stock granted on April 1, 2017 at an exercise price of $24.20 per share, which vests in equal annual amounts on each anniversary of the grant date over five years, beginning on April 1, 2018 and ending on April 1, 2022.
(4)	Includes annual award of option to purchase 3,887 shares of common stock granted on November 14, 2017 at an exercise price of $19.15 per share, which vests in equal monthly amounts on each anniversary of the grant date over five months, beginning on December 14, 2017 and ending on April 14, 2018.

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(5)	Includes annual award of option to purchase 29,765 shares of common stock granted on November 14, 2017 at an exercise price of $19.15 per share, which vests in equal annual amounts on each anniversary of the grant date over five years, beginning on November 14, 2018 and ending on November 14, 2022.

Equity Compensation Plan Information

The table set forth below presents the securities authorized for issuance with respect to compensation plans under which equity securities are authorized for issuance as of December 31, 2017:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	7,352,281	10.13	3,429,049
Equity compensation plans not approved by security holders	—	—	—
Total	7,352,281	10.13	3,429,049

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE
Mark C. Miller
John Patience
Jack Schuler
Matthew W. Strobeck, Ph.D.
Frank J.M. ten Brink

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 14, 2018 of (i) each named executive officer and each director of the Company (ii) all named executive officers and directors as a group and (iii) each person known to the Company to be the beneficial owner of more than 5% of our common stock. We deem shares of our common stock that may be acquired by an individual or group within 60 days of March 14, 2018, pursuant to the exercise of options or warrants or conversion of convertible securities, to be outstanding for the purpose of computing the percentage ownership of such individual or group, but these shares are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of ownership is based on 55,793,022 shares of common stock outstanding on March 14, 2018.

The information as to beneficial ownership was either (i) furnished to us by or on behalf of the persons named or (ii) determined based on a review of the beneficial owners’ Schedules 13D/G and Section 16 filings with respect to our common stock. Unless otherwise indicated, the business address of each person listed is c/o Accelerate Diagnostics, Inc., 3950 South Country Club, Suite 470, Tucson, Arizona 85714.

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Name of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Class
Named Executive Officers and Directors:
Thomas D. Brown (1)	29,253	*
Lawrence Mehren (2)	3,074,020	5.3%
Mark Miller (3)	112,411	*
John Patience (4)	6,816,718	12.2%
Jack Schuler (5)	16,092,868	28.8%
Matthew W. Strobeck, Ph.D. (6)	2,270,453	4.1%
Frank J.M. ten Brink (7)	230,469	*
Charles Watts, M.D. (8)	3,887	*
Steve Reichling (9)	224,613	*
Ron Price (10)	93,950	*
Joan Martin (11)	151,366	*
All named executive officers and directors as a group (11 persons)	29,100,008	49.3%
Other 5% shareholders:
Larry N. Feinberg (12)	4,892,337	8.8%
Oracle Associates, LLC (12)	4,545,664	8.1%
Oracle Partners, L.P. (12)	3,354,602	6.0%

* Represents less than 1% of our issued and outstanding Common Stock.

(1)	Mr. Brown is a director of the Company. Amount includes 10,500 shares of common stock held directly, 18,753 shares of common stock that are issuable to him upon exercise of options that are vested or vest within 60 days of March 14, 2018.
(2)	Mr. Mehren is a director of the Company and is the Company’s President and Chief Executive Officer. Amount includes 762,381 shares of common stock held directly, 2,286,540 shares of common stock issuable to him upon exercise of options that are vested or vest within 60 days of March 14, 2018.
(3)	Mr. Miller is a director of the Company. Amount includes 112,411 shares of common stock issuable to him upon exercise of options that are vested or vest within 60 days of March 14, 2018.
(4)	Mr. Patience is the Chairman of the Board. Amount includes 44,670 shares of common stock held directly, 4,295,481 shares held by the John Patience Trust dated 7/23/1993, 2,140,462 shares held by Patience Enterprises LP, 29,411 shares held by the John Patience Defined Benefit Pension Plan and 264,706 shares held by Ventana Charitable Foundation. Mr. Patience has sole voting and dispositive power with respect to the shares held by the John Patience Trust dated 7/23/1993, Patience Enterprises LP, the John Patience Defined Benefit Pension Plan, and the Ventana Charitable Foundation. Mr. Patience disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Amount also includes 41,988 shares of common stock issuable to him upon exercise of options that are vested or vest within 60 days of March 14, 2018.
(5)	Mr. Schuler is a director of the Company. Amount includes 689,355 shares held by Schuler Grandchildren LLC (Mr. Schuler has sole voting and dispositive power with respect to such shares in his capacity as manager of the entity); 689,355 shares held by Schuler GC 2010 Continuation Trust (Mr. Schuler has shared voting and dispositive power with respect to such shares in his capacity as the grantor of the trust); 13,165,028 shares held by the Jack W. Schuler Living Trust (Mr. Schuler has sole voting and dispositive power with respect to such shares in his capacity as trustee of the trust); and 1,530,323 shares held by the Schuler Family Foundation (Mr. Schuler has sole voting and dispositive power with respect to such shares in his capacity as President of the entity). Mr. Schuler disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Amount also includes 33,807 shares of common stock issuable to him upon exercise of options that are vested or vest within 60 days of March 14, 2018.
(6)	Dr. Strobeck is a director of the Company. Amount includes 2,045,560 shares of common stock held directly, 138,235 shares held by Birchview Fund, LLC (Dr. Strobeck has sole voting and dispositive power with respect to such shares in his capacity as the Managing Partner of such entity). Amount also includes 86,658 shares of common stock issuable to him upon exercise of options that are vested or vest within 60 days of March 14, 2018.

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(7)	Mr. ten Brink is a director of the Company. Amount includes 9,800 shares of common stock held directly, 220,669 shares of common stock issuable to him upon exercise of options that are vested or vest within 60 days of March 14, 2018.
(8)	Dr. Watts is a director of the Company. Amount includes options to purchase 3,887 shares of common stock issuable to him upon exercise of options that are vested or vest within 60 days of March 14, 2018.
(9)	Mr. Reichling is the Company’s Chief Financial Officer. Amount includes 700 shares of common stock held directly, 215,881 shares of common stock issuable to him upon exercise of options that are vested or vest within 60 days of March 14, 2018.
(10)	Mr. Price is the Company’s Senior Vice President and Head of Commercial Operations, Americas. Amount includes 85,918 shares of common stock issuable to him upon exercise of options that are vested or vest within 60 days of March 14, 2018.
(11)	Mr. Martin is the Company’s Executive Vice President and Head of Europe, Middle East, and Africa. Amount includes restricted stock units of 8,050 shares of common stock issuable to him upon that vest within 60 days of the date hereof. Amount also includes 127,126 shares of common stock issuable to him upon exercise of options that are vested or vest within 60 days of March 14, 2018.
(12)	Based on a Schedule 13G/A (Amendment No. 3) filed on February 14, 2018. Aggregate amount for Mr. Feinberg includes 271,134 shares held by him directly, 664,666 shares held by Oracle Ten Fund Master, L.P. (“Ten Fund”), 63,836 shares held by Oracle Investment Management, Inc. Employees’ Retirement Plan (the “Retirement Plan”), 11,703 shares held by The Feinberg Family Foundation (the “Foundation”), 3,354,602 shares held by Oracle Partners, L.P. (“Partners”), and 526,396 shares held by Oracle Institutional Partners, L.P. (“Institutional Partners”). Mr. Feinberg serves as the managing member of Oracle Associates, LLC, the general partner of Ten Fund, Partners and Institutional Partners, and accordingly, may be deemed to be the indirect beneficial owner of the shares beneficially owned by Ten Fund, Partners and Institutional Partners. Mr. Feinberg is the sole shareholder, director and president of Oracle Investment Management, Inc., which serves as investment manager to Ten Fund and the Retirement Plan, and accordingly, may be deemed to be the beneficial owner of the shares beneficially owned by Ten Fund and the Retirement Plan. Mr. Feinberg is the trustee of the Foundation, and accordingly may be deemed to be the beneficial owner of the shares beneficially owned by the Foundation. Mr. Feinberg disclaims beneficial ownership of all such shares except to the extent of his pecuniary interest therein. The address of the principal business office of such reporting persons is 200 Greenwich Avenue, 3rd Floor, Greenwich, Connecticut 06830.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees for Election at the 2018 Annual Meeting of Shareholders

The Board has nominated Messrs. Brown, Mehren, Miller, Patience, Schuler, Strobeck, ten Brink and Watts for election as directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. If elected, each of the directors will hold office as a director until our 2019 Annual Meeting of Shareholders.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that the nominees will be available to serve as directors. If any nominee becomes unavailable, however, the proxy holders intend to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Messrs. Brown, Mehren, Miller, Patience, Schuler, Strobeck, ten Brink and Watts.

Vote Required and Board Recommendation

Election of a director requires the affirmative vote of the holders of a plurality of the shares for which votes are cast at a meeting at which a quorum is present. The eight persons receiving the greatest number of votes will be elected as directors. Since only affirmative votes count for this purpose, a properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Shareholders may not cumulate votes in the election of directors.

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The Board recommends that shareholders vote “FOR” the election of each of Messrs. Brown, Mehren, Miller, Patience, Schuler, Strobeck, ten Brink and Watts as directors of the Company.

PROPOSAL NO. 2:

RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT PUBLIC ACCOUNTANTS

Audit Committee Appointment – Ernst & Young LLP

Our Audit Committee, pursuant to authority granted to it by the Board, has selected Ernst & Young LLP as the Company’s independent registered public accounting firm to examine our annual consolidated financial statements for the year ending December 31, 2018. The Board is submitting this proposal to the vote of the shareholders in order to ratify the Audit Committee’s selection. If shareholders do not ratify the selection of Ernst & Young LLP, the Audit Committee will reconsider its selection of our independent registered public accounting firm for fiscal 2018, although the Audit Committee will be under no obligation to change its selection. Ernst & Young LLP has been our independent registered public accounting firm since July 1, 2013.

Fees Billed by Ernst & Young, LLP

Audit Fees

Fees and related expenses for the audit by Ernst & Young, LLP of our annual financial statements, its review of the financial statements included in our quarterly reports and other services that were provided in connection with statutory and regulatory filings totaled approximately $1.0M for the year ended December 31, 2017 and $0.6M for the year ended December 31, 2016. Audit fees for the year ended December 31, 2017, also included amounts related to the delivery of comfort letter associated with our stock offering, and procedures associated with our adoption of the new revenue recognition standard, ASC 606.

Audit-Related Fees

During the years ended December 31, 2017 and 2016, Ernst & Young, LLP did not bill us for any audit-related fees.

Tax Fees

During the years ended December 31, 2017 and 2016, Ernst & Young, LLP did not bill us for tax-related professional services.

All Other Fees

During the years ended December 31, 2017 and 2016, Ernst & Young, LLP billed us $1,725 and $11,795, respectively, for other professional services, which includes a subscription to accounting-related reference information.

Policy on Audit Committee Pre-Approval of Fees

The Audit Committee must pre-approve all services to be performed for us by our independent registered public accounting firm. Pre-approval is granted usually at regularly scheduled meetings of the Audit Committee. If unanticipated items arise between regularly scheduled meetings of the Audit Committee, the Audit Committee has delegated authority to the chairman of the Audit Committee to pre-approve services, in which case the chairman communicates such pre-approval to the full Audit Committee at its next meeting. The Audit Committee also may approve the additional unanticipated services by either convening a special meeting or acting by unanimous written consent. During the years ended December 31, 2017 and 2016, all services billed by Ernst & Young, LLP were pre-approved by the Audit Committee in accordance with this policy.

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Attendance at Annual Meeting

Representatives of Ernst & Young LLP are not expected to be present at the Annual Meeting.

Vote Required and Board Recommendation

The ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018 will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to such matter will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of this proposal. Brokers are entitled to use their discretion to vote uninstructed proxies with respect to ratification of our independent registered public accounting firm.

The Board recommends a vote “FOR” ratification of the Audit Committee’s appointment of

Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has established policies and other procedures regarding approval of transactions between the Company and any employee, officer, director, and certain of their family members and other related persons. These policies and procedures are generally not in writing, but are evidenced by long standing principles adhered to by our Board. The disinterested members of the Board review, approve and ratify transactions that involve “related persons” and potential conflicts of interest. Related persons must disclose to the disinterested members of the Board any potential related person transactions and must disclose all material facts with respect to such transaction. All such transactions will be reviewed by the disinterested members of the Board and, in their discretion, approved or ratified. In determining whether to approve or ratify a related person transaction the disinterested members of the Board will consider the relevant facts and circumstances of the transaction, which may include factors such as the relationship of the related person with the Company, the materiality or significance of the transaction to the Company and the related person, the business purpose and reasonableness of the transaction, whether the transaction is comparable to a transaction that could be available to the Company on an arms-length basis, and the impact of the transaction on the Company’s business and operations.

The following related-party transactions were approved or ratified by the disinterested members of the Board. David Patience is the son of John Patience and is an employee of the Company. David Patience will receive an aggregate annual salary of $145,000 for his services and may be granted annual stock options. Since the beginning of our fiscal year ending December 31, 2017, Mr. Patience has received compensation totaling $381,314.  This compensation consisted of $101,346 in salary and $279,968 worth of new hire stock options.  Mr. Patience is also eligible to receive the standard benefits packages that we offer to all Company employees.

For information regarding transactions between us and our Named Executive Officers, see “Executive Compensation” above. For a discussion of certain relationships pertaining to our directors that were analyzed in connection with the Board’s independence determinations see “Directors, Executive Officers and Corporate Governance - Director Independence” above.

ANNUAL REPORT

A copy of our combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2017 will be mailed to the shareholders of record as of March 14, 2018 together with the mailing of this Proxy Statement. An additional copy may be obtained from https://materials.proxyvote.com/00430H, or will be furnished, without charge, to beneficial shareholders or shareholders of record as of the record date upon request in writing to Accelerate Diagnostics, Inc., 3950 South Country Club, Suite 470, Tucson, Arizona 85714 or by telephone to (520) 365-3100.

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SHAREHOLDER PROPOSALS

If any shareholder of the Company desires to have a proposal included in the Company’s 2019 proxy statement and form of proxy distributed by the Board pursuant to and in compliance with Rule 14a-8, such proposal must be received at the Company’s offices, 3950 South Country Club, Suite 470, Tucson, Arizona 85714, Attention: Corporate Secretary, not later than November 23, 2018. However, in the event that the Company holds its 2019 annual meeting of Shareholders more than 30 days before or 30 days after the one-year anniversary date of the 2018 annual meeting, the Company will disclose the new deadline by which shareholder proposals must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform shareholders.

Proposals to be presented at the 2019 annual meeting that are not intended for inclusion in the proxy statement, including director nominations, must be received by the Company by February 6, 2019.

For each matter that you wish to bring before the meeting, provide the following information:

•	a brief description of the business and the reason for bringing it to the meeting;
•	your name and record address;
•	the number of shares of Company stock which you own; and
•	any material interest (such as financial or personal interest) that you have in the matter.

Any proxies solicited by the Board for the 2019 annual meeting may confer discretionary authority to vote on any proposals for which notice is not timely received.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MAY 3, 2018

The Notice of Annual Meeting of Shareholders, this Proxy Statement, and our combined Annual Report to Shareholders and Annual Report on Form 10-K for the year ended December 31, 2017 are available via the Internet at https://materials.proxyvote.com/00430H.

OTHER MATTERS

We know of no other matters to be submitted for consideration by the shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board may recommend. It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the postage-prepaid envelope enclosed. You may also submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

By order of the Board of Directors,

/s/ Lawrence Mehren
Lawrence Mehren
President and Chief Executive Officer

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1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 ¨ x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark gFor All Excepth and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0000366371_1 R1.0.1.17 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Thomas D. Brown 02 Lawrence Mehren 03 Mark C. Miller 04 John Patience 05 Jack Schuler 06 Matthew Strobeck, Ph.D. 07 Frank J.M. ten Brink 08 Charles Watts, M.D. ACCELERATE DIAGNOSTICS, Inc c/o Broadridge PO Box 1342 Brentwood, NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/02/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/02/2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the selection of Ernst & Young LLP as the independent public accountants of the Company for the fiscal year ending December 31, 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000366371_2 R1.0.1.17 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K, Notice & Proxy Statement is/are available at www.proxyvote.com ACCELERATE DIAGNOSTICS, INC. Annual Meeting of Shareholders May 3, 2018 8:00 AM (Local Time) This proxy is solicited by the Board of Directors The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on May 3, 2018 and the Proxy Statement and appoint(s) Lawrence Mehren as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of ACCELERATE DIAGNOSTICS, INC., a Delaware corporation (the "Company"), that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 3, 2018, at 8:00 AM, local time, at the Herbert K. Abrams Public Health Center, 4th Floor, 3950 South Country Club Road, Tucson, Arizona 85714, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side